                                                                   Exhibit 3.103

      SECRETARY OF STATE                CONTROL NUMBER: 9432038
BUSINESS SERVICES AND REGULATION        EFFECTIVE DATE: 12/30/1994
    SUITE 315, WEST TOWER               COUNTY:         COBB
  2 MARTIN LUTHER KING, JR. DR.         REFERENCE:      0070
   ATLANTA, GEORGIA 30334-1530          PRINT DATE:     12/30/1994
                                        FORM NUMBER:    0311

R RANDALL BENTLEY, SR.
P.O. BOX 968
MARIETTA, GA 30061



                          CERTIFICATE OF INCORPORATION

I, MAX CLELAND, Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that


                        SPORTSLIFE TOWN CENTER II, INC.

has been duly incorporated under the laws of the State of Georgia on the effective date stated above by the filing of articles of incorporation in the office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.


[STATE OF GEORGIA SEAL]                                     /s/ Max Cleland
                                                            MAX CLELAND
                                                            SECRETARY OF STATE





                                                            /s/ Verley J. Spivey
SECURITIES  CEMETERIES  CORPORATIONS  CORPORATIONS HOT-LINE VERLEY J. SPIVEY
 656-2894    656-3079     656-2817       404-656-2222       DEPUTY SECRETARY
                                      Outside Metro-Atlanta OF STATE

                           ARTICLES OF INCORPORATION

                                       OF

                        SPORTSLIFE TOWN CENTER II, INC.


                                      (1)

     The name of the Corporation is SPORTSLIFE TOWN CENTER II, INC.

                                      (2)

     The number of shares the corporation is authorized to issue is 1,000,000.

                                      (3)

     The street address of the initial registered office of the corporation is 294 Interstate North Circle, Suite 100, Atlanta, Georgia 30339, and the initial registered agent of the corporation at such address is John T. Runnion.

                                      (4)

     The name and address of each incorporator is:

                         Gerald D. Alles
                         294 Interstate North Circle
                         Suite 100
                         Atlanta, Georgia 30339

                                      (5)

     The mailing address of the initial principal office of the corporation is 294 Interstate North Circle, Suite 100, Atlanta, Georgia 30339.

     IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation.


                                   /s/ Gerald D. Alles
                                   ------------------------------------
                                   GERALD D. ALLES (Incorporator)


[BENTLEY, BENTLEY
   & BENTLEY
   LETTERHEAD]

                        Business Services and Regulation
                             Suite 315, West Tower
[SEAL OF                2 Martin Luther King, Jr. Drive
STATE OF GEORGIA]         Atlanta, Georgia 30334-1530
                                 (404) 656-2817
MAX CLELAND
Secretary of State    TRANSMITTAL INFORMATION FOR GEORGIA
State of Georgia       PROFIT OR NONPROFIT CORPORATIONS

DO NOT WRITE IN SHADED - AREA - SOS USE ONLY

_______________________________________________________________________________
DOCKET  943640666      PENDING CONTROL # P088491      CONTROL # 9432038
       __________                        ________               __________
Docket Code 311        Corporation Type  D
            _____                        _________________________________

Date Filed 12-30-94    Amount Received $160           Check/Receipt # 0964
           ________                    ___________                   _____

Jurisdiction (County) Code  33
                           _______________________________________________

Examiner   70                                   Date Completed 12-30-94
         __________________________________                    ___________
_______________________________________________________________________________

       NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM.
                   INSTRUCTIONS ARE ON THE BACK OF THIS FORM.

_______________________________________________________________________________
1.  943640664
_______________________________________________________________________________
    Corporate Name Reservation Number

SPORTSLIFE TOWN CENTER II, INC.
_______________________________________________________________________________
Corporate Name (exactly as appears on name reservation)
_______________________________________________________________________________
2.  R. Randall Bentley, Sr.                                        422-2300
    ___________________________________________________________________________
    Applicant/Attorney                                         Telephone Number

    P. O. Box 968
    ___________________________________________________________________________
    Address

    Marietta,                          Georgia                      30061
    ___________________________________________________________________________
    City                               State                           Zip Code
_______________________________________________________________________________

3. NOTICE: THIS FORM DOES NOT REPLACE THE ARTICLES OF INCORPORATION. MAIL OR DELIVER DOCUMENTS AND THE SECRETARY OF STATE FILING FEE TO THE ABOVE ADDRESS. DOCUMENTS SHOULD BE SUBMITTED IN THE FOLLOWING ORDER (A COVER LETTER IS NOT REQUIRED.)

    1. FORM 227 - TRANSMITTAL FORM (ATTACH SECRETARY OF STATE FILING FEE OF $60.00 TO THIS FORM)

    2. ORIGINAL ARTICLES OF INCORPORATION

    3. ONE COPY OF ARTICLES OF INCORPORATION

    I understand that the information on this form will be entered in the Secretary of State business registration database. I certify that a Notice of Incorporation or a Notice of Intent to Incorporate with a publishing fee of $40.00 has been or will be mailed or delivered to the authorized newspaper as required by law.






Randall Bentley                                            December 30, 1994
___________________________________                        ____________________
Authorized Signature                                       Date
_______________________________________________________________________________